Exhibit 99.1

FOR IMMEDIATE RELEASE

Sonic Automotive, Inc. Reports Fourth Quarter Results

All-Time Record Revenue and Gross Profit – Increases Dividend

CHARLOTTE, N.C. – February 27, 2018 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported financial results for the fourth quarter and the full year of 2017.

•	All-time record revenue and gross profit in the fourth quarter of 2017 of $2.7 billion and $384.1 million, respectively
•	All-time record revenue and gross profit in the full year of 2017 of $9.9 billion and $1.5 billion, respectively
•	Record annual retail unit sales in 2017 of 257,217 units
•	Record F&I gross profit per retail unit of $1,473 and $1,411 for the fourth quarter and the full year of 2017, respectively
•	Benefit of $28.4 million related to the 2017 Tax Cuts and Jobs Act
•	20% increase in the quarterly dividend to $0.06 per share

Fourth Quarter and Full Year 2017 Results

GAAP Basis

Net income from continuing operations for the fourth quarter of 2017 was $62.1 million, or $1.42 per diluted share.  These results include a benefit of approximately $28.4 million related to the change in the federal income tax rate from 35% to 21% in future periods and other items discussed below.  Comparatively, net income from continuing operations for the fourth quarter of 2016 was $38.0 million, or $0.84 per diluted share.

Net income from continuing operations for the full year of 2017 was $94.2 million, or $2.12 per diluted share.  The full year results for 2017 also include the benefit related to the federal income tax rate change.  Comparatively, net income from continuing operations for the full year of 2016 was $94.5 million, or $2.06 per diluted share.

Adjusted Basis

Adjusted net income from continuing operations and related earnings per diluted share are non-GAAP financial measures.  The schedules included in this press release reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures.

Adjusted net income from continuing operations for the fourth quarter of 2017 was $36.6 million, or $0.84 per diluted share.  The adjustments in the 2017 quarterly period relate to the benefit of the change in the federal income tax rate in future periods, a gain related to the disposal of franchises, adjustments to physical damage accruals and charges related to fixed asset and franchise asset impairments and legal matters. Adjusted net income from continuing operations for the fourth quarter of 2016 was $29.8 million, or $0.66 per diluted share.  The adjustments in the 2016 quarterly period relate to gains for a settlement with an original equipment manufacturer (“OEM”) and the adjustment of physical damage loss accruals, offset partially by losses related to fixed asset impairments and lease exit charges.

Adjusted net income from continuing operations for the full year of 2017 was $82.2 million, or $1.85 per diluted share.  The adjustments in the 2017 annual period relate to the benefit of the change in the federal income tax rate in future periods, gains related to the disposal of franchises and charges related to fixed asset and franchise asset impairments, debt refinance costs and legal matters. Adjusted net income from continuing operations for the full year of 2016 was $92.3 million, or $2.01 per diluted share.  The adjustments in the 2016 annual period relate to gains for a settlement with an OEM, partially offset by charges related to physical damage losses, lease exit charges and fixed asset impairments.

Commentary

Jeff Dyke, the Company’s Executive Vice President of Operations, noted, “It was another outstanding fourth quarter as we excelled in the execution of our business model.  We are very excited about the progress our team continues to make in executing our playbooks across all areas of our business.  It is also important to note that our EchoPark business grew by nearly 167%, or over 2,800 units, for the quarter. We sold over 10,600 units for the year with nearly 4,500 units retailed in the fourth quarter as our business model is accelerating volume at a rapid pace.  This represents a 100% increase in volume for EchoPark year-over-year. We expect our EchoPark brand to sell in the range of 25,000 cars in 2018, more than doubling 2017 volume.  In just a few years, the EchoPark brand has become nearly 20% of Sonic’s total pre-owned volume, and, given the volume increase we are experiencing with our model, we fully expect EchoPark to eclipse the volume we currently produce in our Sonic franchised dealerships over the next few years.”

B. Scott Smith, the Company’s Chief Executive Officer, noted, “We are proud to report all-time record revenues and gross profits in both the fourth quarter and full year of 2017.  We value the partnerships we have with our manufacturers and their willingness and ability to continue to offer incentives driving the level of retail activity we’ve experienced.  This level of retail activity enabled us to sell more vehicles than we ever have.  We are also pleased to be able to return more capital to stockholders by increasing our quarterly dividend 20% to $0.06 per share.”

B. Scott Smith continued, “Our plans in 2018 include growth in both our franchised and pre-owned businesses with several luxury open points being added in the Atlanta and Houston markets and multiple EchoPark openings in our Pre-Owned Stores Segment.  In addition to the two EchoPark stores which have opened in the last 60 days in the San Antonio market, we expect to open a third store in San Antonio, two stores in the Charlotte market, and our first EchoPark store in Houston during 2018.  The vast majority of our capital spending in 2018 will support the expansion of our EchoPark brand.”

B. Scott Smith added, “We are continually evaluating the landscape of human mobility and the risks and opportunities that are on the horizon that may reshape our business.  We believe the dealership model will continue to serve as the primary resource for consumers for quite some time, but as consumers gravitate toward and accept other sources of mobility, we want to position Sonic to participate in those offerings.  This would include partnerships or relationships with ride hailing, fractional ownership, subscription service or manufacturer promoted programs that satisfy a customer demand or need.”

2018 Outlook

B. Scott Smith also noted, “We anticipate new vehicle industry volume to be between 16.75 million and 17.0 million units.  We project diluted earnings per share from continuing operations for 2018 to be between $2.21 and $2.45 per share.  This range includes the effect of projected results and expansion of our Pre-Owned Stores Segment, which includes EchoPark.  We are projecting a loss related to our Pre-Owned Stores Segment for 2018 of between $0.08 and $0.12 per diluted share.  Prior to the change in the federal income tax rate, we expected our annual effective income tax rate to range between 38% and 40% each year.  Going forward, and included in our 2018 estimate, we expect our annual effective income tax rate to range between 26% and 28% each year. We will have additional comments on our 2018 outlook in our earnings call later today.”

Dividend

Sonic’s Board of Directors approved a quarterly dividend of $0.06 per share payable in cash for our stockholders of record on March 15, 2018.  The dividend will be payable on April 13, 2018.

Fourth Quarter Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results.  To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company,” then “Investor Relations,” then “Earnings Conference Calls.”

Presentation materials for the conference call can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations.”

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: (877) 450-3867
International: (706) 643-0958
Conference ID: 1288139

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: (855) 859-2056
International: (404) 537-3406
Conference ID: 1288139

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers.  Sonic can be reached on the web at www.sonicautomotive.com. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements

Included herein are forward-looking statements, including statements with respect to our 2018 earnings expectations, our projected annual effective income tax rate, 2018 new vehicle industry volume, projected results for our EchoPark brand, the anticipated expansion of both our franchised and pre-owned businesses in 2018 and our long-term strategy.  There are many factors that affect management’s views about future events and trends of the Company’s business.  These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.  The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Non-GAAP Financial Measures

This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income from continuing operations and related earnings per diluted share, which exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company provides reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure, provide a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improve the period-to-period comparability of the Company’s results from its core business operations.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Three Months Ended December 31, 2017						
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)	
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)						
Reported:							
Earnings (loss) and shares	43,156	$ 62,128		$ (176)		$ 61,952	
Effect of participating securities:							
Non-vested restricted stock		(57)		-		(57)	
Basic earnings (loss) and shares	43,156	$ 62,071	$ 1.44	$ (176)	$ (0.01)	$ 61,895	$ 1.43
Effect of dilutive securities:							
Stock compensation plans	526						
Diluted earnings (loss) and shares	43,682	$ 62,071	$ 1.42	$ (176)	$ -	$ 61,895	$ 1.42
Adjustments:							
Impairment charges		$ 6,080		$ -		$ 6,080	
Storm damage		(1,378)		-		(1,378)	
Legal and other		1,496		-		1,496	
Gain on disposal		(1,507)		-		(1,507)	
Total adjustments before taxes		4,691		-		4,691	
Income tax effect of adjustments		(1,841)		-		(1,841)	
Non-recurring tax items		(28,409)		-		(28,409)	
Effect of adjustments, net of income taxes		$ (25,559)	$ (0.58)	$ -	$ (0.01)	$ (25,559)	$ (0.59)
Adjusted:							
Earnings (loss) and diluted earnings (loss) per share (1)		$ 36,569	$ 0.84	$ (176)	$ (0.01)	$ 36,393	$ 0.83

(1) Net loss attributable to Pre-Owned Stores operations was $0.04 per fully diluted share in the three months ended December 31, 2017.

	Three Months Ended December 31, 2016						
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)	
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)						
Reported:							
Earnings (loss) and shares	44,764	$ 38,041		$ (405)		$ 37,636	
Effect of participating securities:							
Non-vested restricted stock		(22)		-		(22)	
Basic earnings (loss) and shares	44,764	$ 38,019	$ 0.85	$ (405)	$ (0.01)	$ 37,614	$ 0.84
Effect of dilutive securities:							
Stock compensation plans	577						
Diluted earnings (loss) and shares (2)	45,341	$ 38,019	$ 0.84	$ (405)	$ (0.01)	$ 37,614	$ 0.83
Adjustments:							
Impairment charges		$ 1,824		$ -		$ 1,824	
OEM settlement		(14,836)		-		(14,836)	
Storm damage		(612)		-		(612)	
Legal and other		201		450		651	
Total adjustments before taxes		(13,423)		450		(12,973)	
Income tax effect of adjustments		5,210		(153)		5,057	
Effect of adjustments, net of income taxes		$ (8,213)	$ (0.18)	$ 297	$ 0.01	$ (7,916)	$ (0.17)
Adjusted:							
Earnings (loss) and diluted earnings (loss) per share (2)		$ 29,828	$ 0.66	$ (108)	$ -	$ 29,720	$ 0.66

(2) Net loss attributable to Pre-Owned Stores operations was $0.03 per fully diluted share in the three months ended December 31, 2016.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Twelve Months Ended December 31, 2017						
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)	
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)						
Reported:							
Earnings (loss) and shares	43,997	$ 94,153		$ (1,170)		$ 92,983	
Effect of participating securities:							
Non-vested restricted stock		(85)		-		(85)	
Basic earnings (loss) and shares	43,997	$ 94,068	$ 2.14	$ (1,170)	$ (0.03)	$ 92,898	$ 2.11
Effect of dilutive securities:							
Stock compensation plans	361						
Diluted earnings (loss) and shares	44,358	$ 94,068	$ 2.12	$ (1,170)	$ (0.03)	$ 92,898	$ 2.09
Adjustments:							
Impairment charges		$ 9,393		$ -		$ 9,393	
Storm damage		8,593		-		8,593	
Legal and other		2,306		-		2,306	
Lease exit adjustments		992		-		992	
Gain on disposal		(9,997)		-		(9,997)	
Loss on debt extinguishment		15,268		-		15,268	
Total adjustments before taxes		26,555		-		26,555	
Income tax effect of adjustments		(10,423)		-		(10,423)	
Non-recurring tax items		(28,055)		-		(28,055)	
Effect of adjustments, net of income taxes		$ (11,923)	$ (0.27)	$ -	$ 0.01	$ (11,923)	$ (0.26)
Adjusted:							
Earnings (loss) and diluted earnings (loss) per share (3)		$ 82,230	$ 1.85	$ (1,170)	$ (0.02)	$ 81,060	$ 1.83

(3) Net loss attributable to Pre-Owned Stores operations was $0.25 per fully diluted share in the twelve months ended December 31, 2017.

	Twelve Months Ended December 31, 2016						
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)	
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)						
Reported:							
Earnings (loss) and shares	45,637	$ 94,516		$ (1,323)		$ 93,193	
Effect of participating securities:							
Non-vested restricted stock		(52)		-		(52)	
Basic earnings (loss) and shares	45,637	$ 94,464	$ 2.07	$ (1,323)	$ (0.03)	$ 93,141	$ 2.04
Effect of dilutive securities:							
Stock compensation plans	311						
Diluted earnings (loss) and shares	45,948	$ 94,464	$ 2.06	$ (1,323)	$ (0.03)	$ 93,141	$ 2.03
Adjustments:							
Impairment charges		$ 7,913		$ -		$ 7,913	
OEM settlement		(14,836)		-		(14,836)	
Storm damage		2,990		-		2,990	
Legal and other		100		-		100	
Lease exit adjustments		200		927		1,127	
Total adjustments before taxes		(3,633)		927		(2,706)	
Income tax effect of adjustments		1,394		(341)		1,053	
Effect of adjustments, net of income taxes		$ (2,239)	$ (0.05)	$ 586	$ 0.01	$ (1,653)	$ (0.04)
Adjusted:							
Earnings (loss) and diluted earnings (loss) per share (4)		$ 92,277	$ 2.01	$ (737)	$ (0.02)	$ 91,540	$ 1.99

(4) Net loss attributable to Pre-Owned Stores operations was $0.17 per fully diluted share in the twelve months ended December 31, 2016.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Sonic Automotive, Inc.

Results of Operations (Unaudited)

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Contact:Heath Byrd, Chief Financial Officer (704) 566-2400

C.G. Saffer, Vice President and Chief Accounting Officer (704) 566-2439